Execution Copy





                         FORBEARANCE EXTENSION AGREEMENT


              This Forbearance Extension Agreement (this "AGREEMENT") made as of this 31st day of July, 2002 by and among (i) Perryville III Trust, a trust created under the laws of the state of New York pursuant to a trust agreement dated as of December 16, 1994 (the "LANDLORD"), (ii) BNY Midwest Trust Company, as successor trustee to Harris Trust and Savings Bank, not in its individual capacity but solely in its capacity as Owner Trustee of Perryville III Trust (the "OWNER TRUSTEE"), (iii) Foster Wheeler Realty Services, Inc., a Delaware corporation ("FWRS"), (iv) Foster Wheeler LLC, a Delaware limited liability company (together with FWRS, the "TENANTS" and each a "TENANT"), (v) Lombard US Equipment Finance Corporation, a New York corporation (the "OWNER PARTICIPANT"),
(vi) National Westminster Bank Plc (the "AGENT") and (vii) the banks listed on
Schedule I to that certain Construction Loan Agreement dated as of December 16, 1994, among the Landlord, as Borrower, the lenders party thereto and their permitted successors and assigns (the "LENDERS") and the Agent.

              WHEREAS, the parties hereto have entered into that certain Forbearance Agreement dated as of February 28, 2002 (the "FORBEARANCE AGREEMENT") in connection with the Specified Events of Default (as defined in the Forbearance Agreement);

              WHEREAS, the parties hereto have entered into Forbearance Extension Agreements dated as of April 12, 2002, dated as of April 30, 2002, dated as of May 30, 2002 and dated as of June 30, 2002 respectively, in connection with the Specified Events of Default;

              WHEREAS, Foster Wheeler LLC has entered into that certain Amendment No. 5 dated as of the date hereof to Amendment No. 1 and Waiver (the "AMENDMENT TO AMENDMENT NO. 1 AND WAIVER") relating to the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001 (as amended, modified and supplemented from time to time, the "CREDIT AGREEMENT") among Foster Wheeler LLC, Foster Wheeler USA Corporation, Foster Wheeler Power Group, Inc. (formerly known as Foster Energy International), Foster Wheeler Energy Corporation, the guarantors signatory thereto, the lenders signatory thereto, Bank of America, N.A., as administrative agent, First Union National Bank, as syndication agent, and ABN AMRO Bank N.V., as documentation agent, arranged by Banc of America Securities LLC, as lead arranger and book manager, and ABN AMRO Bank N.V., First Union Capital Markets, Greenwich Natwest Structured Finance Inc. and Toronto Dominion Bank, as arrangers; and

         WHEREAS, the parties hereto desire to (i) extend the term of forbearance by the Agent, the Landlord, the Required Lenders and the Owner Participant under the Forbearance Agreement and (ii) make certain other amendments to the Forbearance Agreement.

              NOW, THEREFORE, based on these premises, and in consideration of the mutual promises, representations and warranties, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Tenants, the Landlord, the Agent, the Owner Participant and the Required Lenders signatory hereto hereby agree as follows:

              SECTION 1. DEFINITIONS. The capitalized terms set forth herein, and not otherwise defined herein shall have the meanings given to such terms in that certain Master Lease dated as of December 16, 1994 (as the same has been and may hereafter be amended, modified or supplemented from time to time, the "MASTER LEASE").

              SECTION 2. AMENDMENTS. Effective as of the date hereof, the Forbearance Agreement is hereby amended as follows:

                  (a) Section 4 of the Forbearance Agreement is hereby amended by deleting the date "July 31, 2002" in clause (a) thereof and replacing such date with "August 31, 2002".

                  (b) Section 4 of the Forbearance Agreement is hereby amended by adding the following immediately prior to the word "relating" in the eighth line thereof:

                      "and the Amendment No. 5 dated as of July 31, 2002 to Amendment No.1 and Waiver,"

              SECTION 3. AGREEMENT. Rent. Pursuant to Paragraph 4(c) of the Master Lease, on August 29, 2002 the Tenants shall make a monthly rental payment to the Landlord in an amount equal to $324,235.52 which constitutes 150% of the January 2002 rental payment.

              SECTION 4. CONDITIONS PRECEDENT. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions precedent:

                   (a) Receipt by the Agent of this Agreement executed by the Tenants, the Landlord, the Owner Trustee, the Agent, the Owner Participant and the Required Lenders.

                    (b) Receipt by the Agent of an extension fee in the amount of 50 basis points on the aggregate outstanding Loans and Equity Investment Amount to be distributed on a pro rata basis to each of the Lenders signatory hereto and the Owner Participant.

                    (c) Receipt by the Agent of payment by the Tenants of all accrued fees and expenses of Agent, its counsel and consultants.

                    (d) Receipt by the Agent of a copy of the Amendment to Amendment No. 1 and Waiver executed by the requisite lenders thereunder.

              SECTION 5. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent, the Landlord, the Required Lenders and the Owner Participant to enter into this

Agreement, the Tenants jointly and severally represent and warrant to the Agent, the Landlord, the Required Lenders and the Owner Participant that:

                   (a) Subject in the case of Paragraph 32(h) to matters disclosed in writing to the Lenders and Owner Participant prior to the effective date of this Agreement, the representations and warranties of the Tenants set forth in Paragraph 32 of the Master Lease are true and correct in all material respects.

                   (b) The Agent, the Lenders and the Owner Participant have a valid, enforceable and fully perfected first priority security interest in the Property subject to no Liens other than Permitted Encumbrances.

                   (c) Except as otherwise provided herein, no Event of Default exists as of the date hereof, no Event of Default would result from the execution, delivery or consummation of the transactions contemplated by this Agreement and no default exists under any of the Tenants' financing documents or material contracts or agreements.

              SECTION 6. FULL FORCE AND EFFECT. Except as expressly amended hereby, all of the provisions of the Forbearance Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms. Nothing contained herein shall constitute a waiver by the Agent, the Landlord, the Lenders or the Owner Participant of any of their rights and remedies under the Operative Documents or under the Forbearance Agreement, all of which rights and remedies are expressly reserved and not waived.

              SECTION 7. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

              SECTION 8. COUNTERPARTS. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.



      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]








                                       3


              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their respective duly authorized officers as of the date first written above.


                                     PERRYVILLE III TRUST


                                     By: BNY Midwest Trust Company, as
                                     successor trustee to Harris Trust and
                                     Savings Bank, not in its individual
                                     capacity but solely in its capacity as
                                     Owner Trustee of Perryville III Trust


                                      By: /s/ CYNTHIA DAVIS
                                         -------------------------
                                          Name:  Cynthia Davis
                                          Title: Assistant Vice President


                                     BNY MIDWEST TRUST COMPANY,
                                     as successor trustee to
                                     Harris Trust and Savings
                                     Bank, not in its individual
                                     capacity but solely in its
                                     capacity as Owner Trustee
                                     of Perryville III Trust

                                     By: /s/ CYNTHIA DAVIS
                                        -------------------------
                                     Name:  Cynthia Davis
                                     Title: Assistant Vice President



                                   FOSTER WHEELER REALTY SERVICES, INC., a
                                     Delaware corporation


                                     By: /s/ ROBERT D. ISEMAN
                                        -------------------------
                                     Name:  Robert D. Iseman
                                     Title: Treasurer


                                     FOSTER WHEELER LLC,
                                     a Delaware limited liability company


                                     By: /s/ ROBERT D. ISEMAN
                                        -------------------------
                                     Name:  Robert D. Iseman
                                     Title: Vice President & Treasurer



                                     AGENT, LENDERS, AND OWNER PARTICIPANT:

                                     NATIONAL WESTMINSTER BANK Plc, as Agent



                                     By:  /s/ CHARLES GREER
                                     -----------------------------
                                     Name:  Charles Greer
                                     Title: Senior Vice President



                                     NATIONAL WESTMINSTER BANK Plc, as Lender



                                     By:  /s/ CHARLES GREER
                                     -----------------------------
                                     Name:   Charles Greer
                                     Title:  Senior Vice President



                                     BANK OF MONTREAL, as Lender



                                     By:
                                     -----------------------------
                                     Name:
                                     Title:



                                     THE BANK OF NOVA SCOTIA, as Lender



                                     By:  /s/ K.C. CLARK
                                     -----------------------------
                                     Name:   K.C. Clark
                                     Title:  Vice President



                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Lender

                                     SUCCESSOR IN INTEREST TO FIRST FIDELITY
                                       BANK, NATIONAL ASSOCIATION



                                     By:  /s/ CHRISTOPHER TIERNEY
                                     -----------------------------
                                     Name:   Christopher Tierney
                                     Title:  Senior Vice President

                                     LOMBARD US EQUIPMENT FINANCE CORPORATION


                                     By:  /s/ RICHARD DANGERFIELD
                                     -----------------------------
                                     Name:  Richard Dangerfield
                                     Title: Secretary